EXHIBIT 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Timothy G. Daly, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A of Enzon Pharmaceuticals, Inc.; and

2.	Based on my knowledge, this Amendment No. 1 on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 on Form 10-K/A.

April 29, 2013	/s/ Timothy G. Daly
Timothy G. Daly
Vice President, Controller and
Chief Accounting Officer
(Principal Financial Officer)